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                                                                     Exhibit 1.1

                              ROYAL BANK OF CANADA

                                 DEBT SECURITIES

                   UNDERWRITING AGREEMENT STANDARD PROVISIONS

                                                        , 2006

            From time to time, Royal Bank of Canada, a Canadian chartered Bank (the "BANK"), proposes to enter into one or more terms agreements (each, a "TERMS AGREEMENT") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule II to the Terms Agreement (the "UNDERWRITERS") certain of its debt securities specified in Schedule III to the Terms Agreement (the "OFFERED SECURITIES"). The provisions included herein (the "STANDARD PROVISIONS") shall be incorporated by reference into the Terms Agreement.

            The terms and rights of the Offered Securities shall be as specified in the Terms Agreement and in, or pursuant to, (i) the indenture, dated as of October 23, 2003, between the Bank and The Bank of New York (as successor to the corporate trust business of JPMorgan Chase Bank, N.A.), as Trustee (the "TRUSTEE") relating to senior debt securities, as supplemented by the first supplemental indenture dated as of July 21, 2006, between the Bank and The Bank of New York (as successor to the corporate trust business of JPMorgan Chase Bank, N.A.), as Trustee (the "SENIOR DEBT INDENTURE") or (ii) the indenture to be entered into between the Bank and the Trustee, relating to subordinated debt securities (the "SUBORDINATED DEBT INDENTURE"). In this agreement, the Senior Debt Indenture and the Subordinated Debt Indenture is each an "INDENTURE".

      1. Introductory. Particular sales of Offered Securities may be made from time to time to the Underwriters, for whom the firms designated as representatives of the Underwriters in the Terms Agreement will act as representatives (the "REPRESENTATIVES"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. These Standard Provisions shall not be construed as an obligation of the Bank to sell any of its securities or as an obligation of any Underwriter to purchase any of its securities. The obligation of the Bank to issue and sell any of its securities and the obligation of any Underwriter to purchase any of such securities shall be evidenced by the Terms Agreement with respect to only the Offered Securities. Each Terms Agreement shall specify the aggregate principal amount of the Offered Securities, the initial public offering price of the Offered Securities, the purchase price to the Underwriters of the Offered Securities, the commission, if any, to be paid to the Underwriters with respect to the sale of the Offered Securities, the names

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of the Underwriters of the Offered Securities, the names of the Representatives of such Underwriters and the principal amount of the Offered Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of the Offered Securities and payment therefor. The Terms Agreement shall also specify (to the extent not set forth in the relevant Indenture and the registration statement and prospectus with respect thereto) the terms of the Offered Securities. The Terms Agreement shall be executed by the Bank and by or on behalf of the Underwriters and may be evidenced by an exchange of facsimile or other written communications. The obligations of the Underwriters under the Standard Provisions and the Terms Agreement shall be several and not joint.

      2. Representations and Warranties of the Bank. The Bank represents and warrants to, and agrees with, each of the Underwriters that:

      (a) the Bank meets the requirements for use of Form F-3 ("FORM F-3") under the Securities Act of 1933, as amended, and the rules and regulations of the United States Securities and Exchange Commission (the "COMMISSION") thereunder (collectively, the "ACT"), and has filed a registration statement including a
prospectus on Form F-3 (File No. 333-[      ]) in respect of securities (the
"SHELF SECURITIES") with the Commission; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, are hereinafter called the "REGISTRATION STATEMENT"; such Registration Statement (including any pre-effective amendment thereto) and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, excluding exhibits to such Registration Statement, but including all documents incorporated by reference in the prospectus contained therein as of the date of such prospectus, have been declared effective by the Commission in such form; no other document with respect to such Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission, except for any documents filed with the Commission subsequent to the date of such effectiveness and available on the Commission's website; and no stop order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose or pursuant to Section 8A of the Act against the Bank or related to the offering of the Shelf Securities has been initiated or, to the knowledge of the Bank, threatened by the Commission.

            The prospectus covering the Shelf Securities dated December 14, 2006, included in such Registration Statement, in the form first used to confirm sales of the Offered Securities (or in the form first made available to the Underwriters by the Bank to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the "BASIC PROSPECTUS." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Offered Securities in the form first used to confirm sales of the Offered Securities (or in the form first made available to the Underwriters by the Bank to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter called the "PROSPECTUS," and the term "PRELIMINARY PROSPECTUS" means any preliminary form of the Prospectus; any reference herein to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or

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Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") that are deemed to be incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Offered Securities in the form in which it is filed with the Commission in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing.

            At or prior to the time when sales of the Offered Securities were first made (the "TIME OF SALE"), the Bank had prepared the following information (collectively with the information referred to in the next succeeding sentence, the "TIME OF SALE INFORMATION"): a Preliminary Prospectus (if applicable), and each free-writing prospectus (as defined pursuant to Rule 405 under the Act) relating to the Offered Securities listed on Schedule I to the Terms Agreement. In addition, you have informed us that the Underwriters may orally provide the pricing information set out on Schedule I to the Terms Agreement to prospective purchasers prior to confirming sales. If, subsequent to the date of the Terms Agreement, the Bank and the Underwriters have determined that such Time of Sale Information included an untrue statement of material fact or omitted a statement of material fact necessary to make the information therein, in the light of the circumstances under which it was made, not misleading and have agreed to provide an opportunity to purchasers of the Offered Securities to terminate their old purchase contracts and enter into new purchase contracts, then "Time of Sale Information" will refer to the information available to purchasers at the time of entry into the first such new purchase contract.

      (b) the documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, as amended or supplemented, when they were filed with the Commission, complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, and none of such documents, as of their respective issue dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the Act and the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to be make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Bank by or on behalf of an Underwriter of Offered Securities expressly for use in the Registration Statement, the Time of Sale Information or the Prospectus as amended or supplemented; and no such documents were filed with the Commission since the Commission's close of business on the business day

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immediately prior to the date of the Terms Agreement and prior to the execution of the Terms Agreement, except as set forth in the Terms Agreement;

      (c) the Registration Statement, the Time of Sale Information and the Prospectus comply and, as amended or supplemented, if applicable, will comply as of the time of such amendment or supplement in all material respects with the Act, and, if applicable, the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and as to the Registration Statement and any amendment thereto, do not and will not, as of the applicable effective date of the Registration Statement and such amendment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, as to the Prospectus and any amendment or supplement thereto, do not and will not, as of their dates and applicable filing dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Bank by or on behalf of an Underwriter of Offered Securities expressly for use in the Prospectus as amended or supplemented or (ii) that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee;

      (d) the Time of Sale Information, at the Time of Sale did not, and at the Closing Date (as defined in Section 4) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Bank by or on behalf of an Underwriter of Offered Securities expressly for use in such Time of Sale Information;

      (e) other than the Preliminary Prospectus and the Prospectus, the Bank (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Securities (each such communication by the Bank or its agents and representatives (other than a communication referred to in clause (i) below) an "ISSUER FREE WRITING PROSPECTUS") other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (ii) the documents listed on Schedule I to the Terms Agreement and other written communications (including any broadly available road show) approved in writing in advance by the Representatives. The term, "BROADLY AVAILABLE ROAD SHOW" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been filed in accordance with the Act (to the extent required thereby) and, when taken together with any Preliminary Prospectus filed most recently prior to first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain

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any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Bank by or on behalf of an Underwriter of Offered Securities through the Representatives expressly for use in any Issuer Free Writing Prospectus;

      (f) the Bank (A) validly exists as a Schedule I bank under the Bank Act (Canada); (B) has the requisite corporate power and authority to execute and deliver the Standard Provisions and the Terms Agreement to be entered into in respect of the Offered Securities; (C) has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Information and the Prospectus; and (D) has duly authorized, executed and delivered the Standard Provisions and will have authorized, executed and delivered the Terms Agreement entered in to in respect of the Offered Securities, and the Standard Provisions and any such Terms Agreement constitute and will constitute, as the case may be, the valid and legally binding agreement of the Bank enforceable in accordance with their terms, except as rights to indemnity or contribution may be limited by applicable law and subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles;

      (g) the Bank is not, and after giving effect to the offer and sales of the Offered Securities and application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be, required to register as an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "INVESTMENT COMPANY ACT");

      (h) any auditor who audited the financial statements incorporated by reference into the Registration Statement (any such auditor, an "AUDITOR") were independent registered chartered accountants for the period covered by such financial statements as required by the Act, the Exchange Act, and the regulations thereunder, and the Bank Act (Canada);

      (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Act, and no proceedings for that purpose or pursuant to Section 8A of the Act against the Bank or related to any offering of the Offered Securities have been instituted or are pending or, to the knowledge of the Bank, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with;

      (j) the Bank's consolidated financial statements incorporated by reference in the Registration Statement or included, in whole or in part, in the Prospectus (and any amendments or supplements thereto), the Time of Sale Information and the Prospectus, together with related schedules and notes, comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly, in all material respects, the consolidated financial position, results of operations and changes in financial position of the Bank and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to

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which they apply; such statements and related notes have been prepared in accordance with Canadian generally accepted accounting principles ("CANADIAN GAAP"), in each case consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement, the Time of Sale Information and the Prospectus present fairly in accordance with Canadian GAAP the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement (and any amendment or supplement thereto), and the Time of Sale Information and the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Bank and its subsidiaries, and any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus have been prepared in accordance with the requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information or the Prospectus, as applicable;

      (k) the Offered Securities have been duly authorized, and, when the Offered Securities are issued and delivered pursuant to the Terms Agreement, the Offered Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Bank entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act, and, at the Closing Date, the Indenture will constitute a valid and legally binding instrument of the Bank, enforceable in accordance with its terms against the Bank, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Offered Securities will conform, to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented;

      (l) the execution and delivery of the Terms Agreement, the creation and issue of the Offered Securities and the sale of the Offered Securities and the consummation of the transactions contemplated by the Terms Agreement will not contravene any material contract, material indenture or other material agreement to which the Bank is bound, nor will such action result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Bank, nor will such action result in any material violation of the provisions of the Bank Act (Canada) or by-laws of the Bank or any law, administrative regulation or administrative or court order or decree of Canada or any political subdivision thereof;

      (m) no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the issue, offer and sale of the Offered Securities by the Bank to the Underwriters in accordance with the terms of the Terms Agreement or the applicable Indenture, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as have been obtained under the Act and the Trust Indenture Act and (ii) as may be required under applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters;

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      (n) since the date of the most recent financial statements of the Bank included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus there has not occurred any material adverse change in the financial condition, earnings, business or operations of the Bank and its subsidiaries, taken as a whole (exclusive of any amendments or supplements thereto subsequent to the date of the Terms Agreement);

      (o) there are no legal or governmental proceedings known to be pending or threatened to which the Bank or any of its subsidiaries is a party or to which any of the properties of the Bank or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus, and are not so described;

      (p) the Bank acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Bank with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Bank or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Bank or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Bank shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Bank with respect thereto. Any review by the Underwriters of the Bank, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Bank; and

      (q) at the earliest time after the filing of the Registration Statement that the Bank or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Offered Securities, and at the time of signing of the Terms Agreement, the Bank was not an "ineligible issuer" as defined in Rule 405 under the Act.

      3. Representations and Warranties of the Underwriters. Upon the execution of the Terms Agreement and authorization by the Representatives of the release of the Offered Securities, the several Underwriters propose to offer the Offered Securities for sale upon the terms and conditions set forth in the Time of Sale Information and the Prospectus as amended or supplemented.

      Each Underwriter represents that it has not offered or sold, and agrees that it will not offer or sell, the Offered Securities purchased by it hereunder, directly or indirectly, in Canada or to any resident of Canada without the consent of the Bank. Each Underwriter further agrees that it will include a comparable provision in any sub-underwriting, banking group or selling group agreement or similar arrangement with respect to the Offered Securities that may be entered into by such Underwriter.

      4. Sale and Delivery to Underwriters; Closing Date. Offered Securities to be purchased by each Underwriter pursuant to the Terms Agreement, in the form specified in the Terms Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least two business days' prior notice to the Bank, shall be

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delivered by or on behalf of the Bank to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of federal (same-day) funds in U.S. dollars to the account specified by the Bank to the Representatives (or in such other manner as may be agreed upon) at least two business days in advance, all in the manner and at the place and time and date specified in the Terms Agreement or at such other place and time and date as the Representatives and the Bank may agree upon in writing, such time and date being herein called the "CLOSING DATE" for the Offered Securities.

      5. Certain Agreements of the Bank. The Bank agrees with each of the
Underwriters:

      (a) the Bank will file the Preliminary Prospectus and the Prospectus, each as amended and supplemented in a form approved by the Representatives, with the Commission within the time periods specified by the Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Act and will file promptly all reports and other information required to be filed by the Bank with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Preliminary Prospectus or the Prospectus, as the case may be, and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Offered Securities;

      (b) the Bank will deliver, without charge, (i) to the Representatives, and to each Underwriter, upon request, signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and
(B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Underwriter may reasonably request. As used herein, the term "PROSPECTUS DELIVERY PERIOD" means such period of time after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Offered Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Act) in connection with sales of the Offered Securities by any Underwriter or dealer;

      (c) before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Bank will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object;

      (d) the Bank will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes

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effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing
Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Bank of any notice with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Bank will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Offered Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

      (e) (1) if during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Bank will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Bank will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph
(c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law;

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      (f) from time to time to take such action as the Representatives may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such states of the United States of America as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities, provided that in connection therewith the Bank shall not be required to file a prospectus or equivalent document or to qualify as a foreign corporation or to subject itself to taxation as doing business or to file a general consent to service of process in any jurisdiction;

      (g) the Bank will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act; and

      (h) the Bank will make generally available to its security holders and the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Bank occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

      6. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that

      (a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any "free writing prospectus", as defined in Rule 405 under the Act (which term includes use of any written information furnished to the Commission by the Bank and not incorporated by reference into the Registration Statement and any press release issued by the
Bank) other than (i) a free writing prospectus that contains no "issuer information" (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule I to the Terms Agreement or prepared pursuant to
Section 2(e) or Section 5(d) above, or (iii) any free writing prospectus prepared by such underwriter and approved by the Bank in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an "UNDERWRITER FREE WRITING PROSPECTUS").

      (b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

      (c) It has not and will not, without the prior written consent of the Bank, use any free writing prospectus that contains the final terms of the Offered Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Schedule IV to the Terms Agreement, and a Bloomberg term sheet that contains some or all of the information in
Schedule IV to the Terms Agreement, without the consent of the Bank; provided further that any Underwriter using such term sheet shall notify the Bank, and provide a copy of such term sheet to the Bank, prior to, or substantially concurrently with, the first use of such term sheet.

      (d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Act.

      (e) It is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Bank if any such proceeding against it is initiated during the Prospectus Delivery Period).

      7. Payment of Certain Expenses. The Bank covenants and agrees with the several Underwriters that the Bank will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Bank's counsel and accountants in connection with the registration of the Offered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among underwriters, the Standard Provisions, the Terms Agreement, any Indenture, any blue sky memorandum, broadly disseminated road shows, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Section 5(f) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Offered Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offered Securities; (vi) the cost of preparing the Offered Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Offered Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

      8. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities are subject to the following conditions:

      (a) (i) The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Act, such post-effective amendment) shall have become effective; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Act) and in accordance with Section 5(a) hereof and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters; (ii) all representations and warranties of the Bank in or incorporated by reference in the Terms Agreement relating to the Offered Securities are, at and as of the Closing Date for such Offered Securities, true and correct and the statements of the Bank and its officers made in any certificates delivered pursuant to the Standard Provisions shall be true and correct on and as of the Closing Date; (iii) the Bank shall have performed all of its obligations under the Terms Agreement required to be performed; (iv) there shall not have occurred any downgrading in the rating accorded any debt securities of the Bank by Standard & Poor's Corporation or Moody's Investors Service, Inc., or any public announcement by either such organization of an intended or potential downgrading; (v) and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives and (vi) there shall have been no material adverse change in the financial condition, earnings, business or operations of the Bank and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Terms Agreement), which, in the judgment of the Underwriters, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Terms Agreement, the Registration Statement, the Time of Sale Information and the Prospectus.

      (b) the Representatives shall have received at the Closing Date a favorable opinion of Ogilvy Renault LLP, Canadian counsel for the Bank, subject to such exceptions and qualifications as would be customary, to the effect that:

                  (i) the Bank validly exists as a Schedule I bank under the
            Bank Act (Canada) and has the corporate power to create, issue and sell the Offered Securities;

                  (ii) the issue, sale and delivery of the Offered Securities have been duly authorized by the Bank and all necessary corporate action has been taken by the Bank to validly issue the Offered Securities;

                  (iii) the Terms Agreement has been duly authorized, executed and, to the extent delivery is a matter governed by the laws of the Province of Quebec or Ontario and the federal laws of Canada applicable therein, delivered by the Bank;

                  (iv) the Indenture has been duly authorized, executed and, to the extent delivery is a matter governed by the laws of the Province of Quebec or Ontario and the federal laws of Canada applicable therein, delivered by the Bank and, with respect to the provisions thereof governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein, constitutes a legal, valid and binding obligation of the Bank enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles and to limitations under the Currency Act (Canada);

                  (v) the execution and delivery by the Bank of, and the
            performance by the Bank of its obligations under the Terms Agreement, the Indenture and the Offered Securities do not contravene any existing provision of applicable law or result in a breach (whether after notice or lapse of time or both) of any of the terms, conditions or provisions of the Bank Act (Canada) or the by-laws of the Bank;

                  (vi) the statements in the Prospectus under the caption "Tax
            Consequences - Canadian Taxation," insofar as such statements constitute a summary of the Canadian tax laws referred to therein, are accurate and fairly summarize in all material respects the Canadian tax laws referred to therein;

                  (vii) no registration, filing or recording of the Indenture under the laws of the Province of Quebec or Ontario and the federal laws of Canada applicable therein is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Offered Securities;

                  (viii) no consent, approval or authorization of, or
            registration, recordation or filing with, any governmental body or agency in Canada is required on the part of the Bank pursuant to the laws of the Province of Quebec and the federal laws of Canada applicable therein for the issuance and sale by the Bank of the Offered Securities to the Underwriters pursuant to the Terms Agreement and the Indenture, except such as have been obtained under the Bank Act (Canada) and the Quebec Securities Laws;

                  (ix) to the best of such counsel's knowledge after due
            inquiry, there are no documents required to be filed with the l'Autorite des marches financiers (the "AMF") in connection with the Prospectus or any amendment or supplement thereto, any Preliminary Prospectus or any Time of Sale Information that have not been filed as required;

                  (x) The Canadian disclosure documents that are incorporated by the Registration Statement and the documents incorporated by reference therein (except for the financial statements and other financial and statistical data included therein or omitted therefrom, as to which such counsel express no opinion), when they were filed with the AMF under Quebec Securities Laws, appear on their face to have been appropriately responsive in all material respects to the requirements of Quebec Securities Laws as interpreted and applied by the AMF;

                  (xi) Such counsel's opinion as summarized in the Prospectus under the heading "Limitations on Enforcement of U.S. Laws Against RBC, our Management and Others" regarding enforceability of U.S. securities laws is true and correct;

                  (xii) a court of competent jurisdiction in the Province of
            Ontario (an "ONTARIO COURT") would give effect to the choice of the law of the State of New York ("NEW YORK LAW") as the proper law governing the Indenture (to the extent the Indenture is governed by New York law), the Offered Securities and the Terms Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy ("PUBLIC POLICY"), as that term is understood under the laws in the Province of Ontario and the federal laws of Canada applicable therein ("ONTARIO LAW");

                  (xiii) in an action on a final and conclusive judgment in
            personam of any state or federal court sitting in The City of New York, New York (a "NEW YORK COURT") that is not impeachable as void or voidable under New York law, an Ontario Court would recognize the validity of the appointment by the Bank of National Corporate Research, Ltd. as its agent for service in the United States of America under the Indenture, the Offered Securities and the Terms Agreement and give effect to the provisions in the Indenture, the Offered Securities, this Agreement and the Terms Agreement whereby the Bank has submitted to the jurisdiction of a New York Court;

                  (xiv) if the Indenture (to the extent the Indenture is
            governed by New York law), the Offered Securities or the Terms Agreement are sought to be enforced in the Province of Ontario in accordance with the laws applicable thereto as chosen by the parties, namely New York law, an Ontario Court would, subject to the qualifications set out in paragraph 12 above, recognize the choice of New York law, and apply such law, provided that in any such proceeding, and notwithstanding the parties' choice of law, the Ontario Court:

                        (A) will not take judicial notice of the provisions of
                  New York law but will only apply such provisions if they are pleaded and proven by expert testimony;

                        (B) will apply Ontario Law that under such law would be
                  characterized as procedural and will not apply any New York law that under Ontario Law would be characterized as procedural;

                        (C) will apply provisions of Ontario Law that have
                  overriding effect;

                        (D) will not apply New York law if such application
                  would be characterized under Ontario Law as the direct or indirect enforcement of a foreign revenue, expropriatory or penal law or if its application would be contrary to Public Policy; and

                        (E) will not enforce the performance of any obligation
                  that is illegal under the laws of any jurisdiction in which the obligation is to be performed; and

                  (xv) an Ontario Court would enforce a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Indenture, the Offered Securities and the Terms Agreement that is not impeachable as void or voidable under New York law for a sum certain (the "Foreign Judgment") provided that:

                        (A) the New York Court had jurisdiction over the subject
                  matter and the parties to such agreements as recognized by the Ontario Court and the New York Court (although submission by the Bank to the jurisdiction of the New York Court pursuant to the Indenture, the Offered Securities and the Terms Agreement will be sufficient for this purpose);

                        (B) no new admissible evidence, right or defence
                  relevant to the action accrues or is discovered prior to the rendering of a judgment by the Ontario Court;

                        (C) an action to enforce the Foreign Judgment is
                  commenced in the Ontario Court within any applicable limitation period;

                        (D) the Ontario Court has discretion to stay or decline
                  to hear an action on the Foreign Judgment if the Foreign Judgment is under appeal, or there is another subsisting judgment in any jurisdiction relating to the same cause of action; and

                        (E) the Ontario Court will render judgment only in
                  Canadian dollars;

                  and subject to the following defences:

                        (I) the Foreign Judgment was obtained by fraud or in a
                  manner contrary to the principles of natural justice;

                        (II) the Foreign Judgment is for a claim which under
                  Ontario Law would be characterized as based on a foreign revenue, expropriatory or penal law;

                        (III) the Foreign Judgment is contrary to Public Policy
                  or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to therein; or

                        (IV) the Foreign Judgment has been satisfied or is void
                  or voidable under New York law.

      (c) The Representatives shall have received at the Closing Date a favorable opinion or opinions and letter of Sullivan & Cromwell LLP, United States counsel for the Bank, to the effect that:

                  (i) assuming the Terms Agreement has been duly authorized, executed and delivered by the Bank insofar as the laws of Canada, Quebec and Ontario are concerned, the Terms Agreement has been duly executed and delivered by the Bank;

                  (ii) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Bank under the federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Offered Securities by the Bank to the Underwriters have been obtained or made;

                  (iii) assuming the Indenture has been duly authorized,
            executed and delivered by the Bank insofar as the laws of Canada, Quebec and Ontario are concerned, it has been duly authorized and duly qualified under the Trust Indenture Act, and it has been duly executed and delivered by the Bank and constitutes a valid and legally binding obligation of the Bank enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) assuming the Offered Securities have been duly
            authorized, executed, issued and delivered by the Bank insofar as the laws of Canada, Quebec and Ontario are concerned, they have been duly executed, authenticated, issued and delivered by the Bank, and constitute the valid and legally binding obligations of the Bank enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (v) assuming the validity of such action under the laws of
            Canada, Quebec and Ontario, under the laws of the State of New York relating to submission of personal jurisdiction, the Bank has validly and effectively submitted to the personal jurisdiction of any state or Federal court in The City of New York, State of New York and has validly appointed National Corporate Research, Ltd. as its authorized agent for the purposes described in Section 14 of the Terms Agreement;

                  (vi) the statements in the Prospectus under the caption "Tax
            Consequences," insofar as such statements constitute a summary of the principal

            United States Federal tax consequences of the purchase, ownership and disposition of the Offered Securities, is correct in all material respects as of the date of such opinion; and

                  (vii) the Bank is not an "investment company" as defined in the Investment Company Act of 1940.

            Such counsel shall also furnish a letter stating that they have reviewed the Registration Statement, the Time of Sale Information and the Prospectus as amended or supplemented and participated in discussions with representatives of the Bank, its Canadian counsel and its accountants and representatives of the Underwriters and their U.S. counsel; and on the basis of the information they gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form F-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, such counsel shall confirm to the Underwriters that the Registration Statement, as of its effective date, the Time of Sale Information, as of the Time of Sale, and the Prospectus as amended or supplemented, as of the date of the prospectus supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and nothing that came to the attention of such counsel in the course of their review has caused them to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of the Underwriting Agreement) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained therein, as to which such counsel need express no belief).

            Such opinion and letter may state (1) that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information, the Prospectus or the prospectus supplement except for those made under the captions "Description of Debt Securities" and "Plan of Distribution" in the Prospectus and ["Description of the Offered Securities"] and ["Underwriting"] and [ ] in any prospectus supplement or Time of Sale Information insofar as they relate to provisions of the Offered Securities, the Indenture or the Terms Agreement therein described, (2) that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement, the Time of Sale Information or the Prospectus or the prospectus supplement, or as to the statement of eligibility and qualification of the Trustee under the Indenture under which the Offered Securities are being issued, or as to any statement of the Bank or its Canadian counsel with respect to the laws of Canada, Quebec or Ontario, in each case, in the Registration Statement, the Time of Sale Information or the Prospectus or in documents incorporated by reference therein, (3) that they are passing only upon matters of United States federal and New York law and that they are relying on the opinion of Ogilvy Renault LLP, Canadian counsel for the Bank, with respect to matters of Canadian law (including compliance with all legal requirements as interpreted and applied by the CVMQ), and (4) that their opinion or opinions are subject to any qualifications in the opinion of such Canadian counsel for the Bank.

      (d) The Representatives shall have received at the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Underwriters with respect to the Registration Statement, the Prospectus, the Offered Securities and such other matters that the Representatives may reasonably request.

      (e) The Representatives shall have received at the Closing Date a letter dated the date thereof, in form and substance reasonably satisfactory to the Representatives, from the Auditor, constituting statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus.

      (f) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Bank, to the effect set forth in Section 8(a)(iv) above and to the effect that the representations and warranties of the Bank contained in the Terms Agreement are true and correct as of the Closing Date and that the Bank has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

      9. Indemnification and Contribution. (a) The Bank agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Bank by any Underwriter expressly for use therein.

      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Bank, its directors, its officers, its authorized representative or representatives in the

United States, and each person, if any, who controls the Bank within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Bank to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus, in each case as amended or supplemented.

      (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding; provided, however, that the failure to notify promptly the indemnifying party will not relieve it from liability unless and to the extent that such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 9(a) and by the Bank in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is an actual or potential party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (d) If the indemnification provided for in Sections 9(a) and 9(b) hereof is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under either such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank on the one hand, and of the Underwriters on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Bank on the one hand, and the Underwriters on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Bank bear to the total underwriting commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Bank and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (e) The Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      10. Default of Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Offered Securities that it has agreed to purchase under the Terms Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities, then the Bank shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Bank that they have so arranged for the purchase of such Offered

Securities, or the Bank notifies the Representatives that it has so arranged for the purchase of such Offered Securities, the Representatives or the Bank shall have the right to postpone the Closing Date for such Offered Securities for a period of not more than seven calendar days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Bank agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in the Standard Provisions shall include any person substituted under this Section with like effect as if such person had originally been a party to the Terms Agreement.

      (b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Bank as provided in subsection (a) above, the aggregate principal amount of such Offered Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Offered Securities, then the Bank shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Offered Securities that such Underwriter agreed to purchase under the Terms Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Securities that such Underwriter agreed to purchase under the Terms Agreement) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Bank as provided in subsection (a) above, the aggregate principal amount of Offered Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Offered Securities, as referred to in subsection (b) above, or if the Bank shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then the Terms Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Bank, except for the expenses to be borne by the Bank and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Bank and the several Underwriters, as set forth in the Terms Agreement or made by or on behalf of them, respectively, pursuant to the Terms Agreement, shall remain in full force and effect, regardless of any (i) termination of the Terms Agreement or (ii) investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Bank, or any officer or director or controlling person of the Bank, and shall survive delivery of and payment for the Offered Securities.

      12. Termination. (a) If the Terms Agreement is terminated pursuant to
Section 10 hereof, the Bank shall not then be under any liability to any Underwriter with respect to the Offered Securities except as provided in Sections 7 and 9 hereof; but, if for any other reason the Offered Securities are not delivered by or on behalf of the Bank as provided herein, the Bank will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Offered Securities, but the Bank shall then be under no further liability to any Underwriter with respect to the Offered Securities except as provided in Sections 7 and 9 hereof.

      (b) The Terms Agreement shall be subject to termination by the Underwriters by giving prompt notice to the Bank, if prior to the Closing Date, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Toronto Stock Exchange; (ii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (iii) a general moratorium on commercial banking activities in The City of New York or the City of Toronto, declared by either United States federal, New York State, Canadian federal or Ontario provincial authorities, as the case may be; (iv) an outbreak or escalation of hostilities or other calamity or crisis having an adverse effect on the financial markets of the United States of America, which, in the judgment of the Underwriters, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated by the Terms Agreement, the Time of Sale Information and the Prospectus or (v) the representation in
Section 2(e) is incorrect in any respect.

      (c) If the Terms Agreement is terminated pursuant to Section 12(b) hereof, such termination shall be without liability of any party to any other party except as provided in Sections 7, 9 and 11 hereof.

      13. Authority; Notices. In all dealings hereunder, the Representatives of the Underwriters of the Offered Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Terms Agreement.

            All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Terms Agreement; and if to the Bank shall be delivered to the address of the Bank set forth in the Registration Statement: Attention: Executive Vice-President, RBC Corporate Treasury; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' questionnaire, which address will be supplied to the Bank by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      14. Successors. The Standard Provisions and the Terms Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Bank and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Bank and each person who controls the Bank or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of the Standard Provisions or the Terms Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. Jurisdiction. The Bank irrevocably (i) agrees that any legal suit, action or proceeding against the Bank brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon the Terms Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York (a "NEW YORK COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the jurisdiction of such courts in any such suit, action or proceeding. The Bank irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on the Terms Agreement or the transactions contemplated hereby that is instituted in any New York Court. The Bank has appointed National Corporate Research, Ltd., 225 West 34th Street, Suite 910, New York, NY 10122-0032, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on the Terms Agreement or the transactions contemplated hereby that may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Bank represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Bank shall be deemed, in every respect, effective service of process upon the Bank.

      16. Business Day. Time shall be of the essence of the Terms Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the relevant Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Bank with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Bank agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Bank an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

      18. GOVERNING LAW. THE STANDARD PROVISIONS AND THE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      19. Counterparts. The Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I

                             FORM OF TERMS AGREEMENT

[Representatives,]
      As Representatives of the several
           Underwriters named in Schedule I hereto, c/o

                                                            [       ] -, 200[  ]

Ladies and Gentlemen:

            Royal Bank of Canada, a Canadian chartered bank (the "BANK"), proposes, subject to the terms and conditions stated herein and in the Standard
Provisions, dated [       ], 2006 (the "STANDARD PROVISIONS"), to issue and
sell to the Underwriters named in Schedule II hereto (the "UNDERWRITERS") the securities specified in Schedule III hereto (the "OFFERED Securities"). Each of the schedules hereto and the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if fully set forth herein; and each of the representations and warranties set forth in the Standard Provisions shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty that refers to the Time of Sale Information, the Preliminary Prospectus or the Prospectus (as therein defined) in Section 2 of the Standard Provisions shall be deemed to be a representation or warranty as of the date of the Standard Provisions in relation to the Time of Sale Information, the Preliminary Prospectus or the Prospectus, and also a representation and warranty as of the date of this Terms Agreement in relation to the Time of Sale Information, the Preliminary Prospectus or the Prospectus, as the case may be, each as amended or supplemented to the date hereof and each as amended or supplemented relating to the Offered Securities that are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Offered Securities pursuant to Section 13 of the Standard Provisions and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule III hereto.

            An amendment and/or supplement to each of the Registration Statement and Prospectus, each in the form heretofore delivered to you is now proposed to be filed with the

                                   ANNEX I-1

Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

            Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Bank agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Bank, at the time and place and at the purchase price to the Underwriters set forth in Schedule III hereto, the principal amount of Offered Securities set forth opposite the name of such Underwriter in Schedule II hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us [one for the Bank and each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Bank for examination upon request.

                                         Very truly yours,

                                         ROYAL BANK OF CANADA

                                         By:_________________________________
                                            Name:
                                            Title:

                                         By:_________________________________
                                            Name:
                                            Title:

Accepted as of the date hereof:

[Names(s) of Representatives]

By: _________________________

                                   ANNEX I-2

                              SCHEDULE I TO ANNEX I

A.  TIME OF SALE INFORMATION

      [list each Free Writing Prospectus to be included in the Time of Sale Information] (1)

[b. PRICING INFORMATION PROVIDED ORALLY BY UNDERWRITERS]

      [set out key information included in script that will be used by underwriters to confirm sales]

----------
(1) Would generally include the filed IFWPs and any IFWP with preliminary terms of the Securities.

                                 SCHEDULE I-1-1

                             SCHEDULE II TO ANNEX I

                                              PRINCIPAL AMOUNT OF OFFERED
UNDERWRITER                                   SECURITIES TO BE PURCHASED
-----------                                   ---------------------------
[          ] ..........................                 $
                                                        --------
         Total.........................                 $

                                 SCHEDULE II-1-1

                             SCHEDULE III TO ANNEX I

TITLE OF OFFERED SECURITIES:

      [ %] [Floating Rate] [Zero Coupon] [Notes]
      [Debentures] due ,

AGGREGATE PRINCIPAL AMOUNT:

      [$]

PRICE TO PUBLIC:

          % of the principal amount of the Offered Securities, plus accrued
      interest[, if any,] from      to         [and accrued amortization[, if
      any,] from          to        ]

PURCHASE PRICE BY UNDERWRITERS:

          % of the principal amount of the Offered Securities, plus accrued
      interest from          to          [and accrued amortization[, if any,]
      from         to        ]

[COMMISSION:

          % of the principal amount of the Offered Securities]

FORM OF OFFERED SECURITIES:

      [Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Closing Date at the office of [The Depository Trust Company or its designated custodian] [the
      Representatives]].

      [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Closing Date at the office of DTC.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same-day) funds

CLOSING DATE:

            a.m. (New York City time), on         , 20__

                                 SCHEDULE III-1

INDENTURE:

      [Senior Debt][Subordinated Debt] Indenture dated as of [__,      ], made
      between the Bank and The Bank of New York (as successor to the corporate trust business of JPMorgan Chase Bank, N.A.), as Trustee.

MATURITY DATE:

INTEREST RATE:

      [ %] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

      [months and dates, commencing .............., 20..]

REDEMPTION PROVISIONS:

      [No provisions for redemption]

      [The Offered Securities may be redeemed, in whole or in part at the option
      of the Bank, in the amount of [$         or an integral multiple thereof,

      [on or after     ,    at the following redemption prices (expressed in
      percentages of principal amount). If [redeemed on or before    ,    %, and
      if] redeemed during the 12-month period beginning        ,

YEAR                                             REDEMPTION PRICE
----                                             ----------------

      and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

      [on any interest payment date falling on or after     ,    , at the
      election of the Bank, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

      [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

      [Restriction on refunding]

SINKING FUND PROVISIONS:

      [No sinking fund provisions]

                                 SCHEDULE III-2

      [The Offered Securities are entitled to the benefit of a sinking fund to
      retire [$         ] principal amount of Offered Securities on         in
      each of the years         through at 100% of their principal amount plus
      accrued interest[, together with [cumulative] [noncumulative] redemptions
      at the option of the Bank to retire an additional [$       ] principal
      amount of Offered Securities in the years        through        at 100% of
      their principal amount plus accrued interest.]

      [If Offered Securities are extendable debt securities, insert--

EXTENDABLE PROVISIONS:

      Offered Securities are repayable on      ,     [insert date and years],
      at the option of the holder, at their principal amount with accrued
      interest. The initial annual interest rate will be       %, and
      thereafter the annual interest rate will be adjusted on         ,
      and       to a rate not less than        % of the effective annual
      interest rate on U.S. Treasury obligations with    -year maturities as
      of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

      [If Offered Securities are floating rate debt securities, insert--

FLOATING RATE PROVISIONS:

      Initial annual interest rate will be     % through     [and thereafter
      will be adjusted [monthly] [on each       ,       ,       and       ] [to
      an annual rate of % above the average rate for     -year [month]
      [securities] [certificates of deposit] issued by           and
      [insert names of banks].] [and the annual interest rate [thereafter] [from
              through        ] will be the interest yield equivalent of the
      weekly average per annum market discount rate for     -month Treasury
      bills plus % of Interest Differential (the excess, if any, of (i) the then-current weekly average per annum secondary market yield for
          -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for
            -month Treasury bills); [from        and thereafter the rate will
      be the then-current interest yield equivalent plus        % of Interest
      Differential].]

      [If Offered Securities are exchangeable securities, insert--

EXCHANGEABLE NOTE:

      Whether the Offered Securities are an Optionally Exchangeable or Mandatorily Exchangeable or are otherwise a form of exchangeable security].]

                                 SCHEDULE III-3

DEFEASANCE PROVISIONS:

CLOSING LOCATION FOR DELIVERY OF OFFERED SECURITIES:

ADDITIONAL CLOSING CONDITIONS:

NAMES AND ADDRESSES OF REPRESENTATIVES:

Designated Representatives:

      Address for Notices, etc.:

OTHER TERMS:

                                 SCHEDULE III-4

                             SCHEDULE IV TO ANNEX I

           [Form of Issuer Free Writing Prospectus Pricing Term Sheet]

                         [JOINT BOOKRUNNERS/CO-MANAGERS]

                              ROYAL BANK OF CANADA

                              [securities offered]

Issuer:                              Royal Bank of Canada
Symbol:
Securities offered:                  (excluding option to purchase [     ]
                                      additional [     ])
Coupon:
Maturity Date:
Price to public:
Yield to Maturity:
Spread to Benchmark Treasury:
Benchmark Treasury:
Benchmark Treasury Price and Yield:
Net proceeds:                        $ [     ] (excluding option to purchase up
                                      to [     ] additional [  ])
Closing date:                        [ ], 200[ ]
Ratings:
Underwriters:
Use of Proceeds:

Capitalization:

CUSIP:

            The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free -.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT BY BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                 SCHEDULE IV-1